Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of CryoLife, Inc. (the “Company”) on Form 10-Q for the quarter ending September 30, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of James Patrick Mackin, the Chairman, President, and Chief Executive Officer of the Company, and David Ashley Lee, the Executive Vice President, Chief Operating Officer, and Chief Financial Officer of the Company, hereby certifies, pursuant to and for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ J. PATRICK MACKIN	/s/ D. ASHLEY LEE
J. PATRICK MACKIN	D. ASHLEY LEE
Chairman, President, and Chief Executive Officer October 27, 2016	Executive Vice President, Chief Operating Officer, and Chief Financial Officer October 27, 2016